SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2006

Santander BanCorp
(Exact Name of Registrant
as Specified in Charter)

Puerto Rico
(State or Other Jurisdiction of Incorporation)

001-15849		66-0573723
(Commission File Number)		(IRS Employer Identification No.)

207 Ponce de León Avenue
San Juan, Puerto Rico		00917
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 777-4100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     In a press release dated March 31, 2006 filed herewith as Exhibit 99.1 and incorporated in its entirety by reference herein, Santander Bancorp (the “Company”) announced today that its annual report on Form 10-K for the year ended December 31, 2005 will be further delayed. As previously disclosed, the Company intends to include in its 2005 Form 10-K restated financial statements at and for the years ended December 31, 2003 and December 31, 2004, restated financial information at and for the years ended December 31, 2001 and December 31, 2002. The Corporation will also restate its quarterly Reports on Form 10-Q for the first, second and third quarters of 2005. These restatements will reflect the adjustments described in the Company’s Report on Form 8-K dated March 7, 2006.

Exhibit 99.1 Press Release of Santander Bancorp dated March 31, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER BANCORP

Date:	March 31, 2006	By: /s/ Maria Calero

		Name:	Maria Calero
		Title:	Executive Vice President and Chief
Accounting Officer